                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (nos. 333-30612 and 333-39068) of Blockbuster Inc. of our report dated February 9, 2001 relating to the consolidated financial statements appearing in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP
Dallas, Texas
March 28, 2001